Credit Suisse Asset Management Income Fund, Inc.
466 Lexington Avenue
New York, NY 10017

---------------------------------------------

OFFICERS AND DIRECTORS

Laurence R. Smith               Hal Liebes
CHAIRMAN OF THE BOARD,          SENIOR VICE PRESIDENT
DIRECTOR AND CHIEF EXECUTIVE    Michael A. Pignataro
OFFICER                         CHIEF FINANCIAL OFFICER,
Enrique R. Arzac                VICE PRESIDENT AND SECRETARY
DIRECTOR                        Maxine C. Evertz
Lawrence J. Fox                 ASSISTANT SECRETARY
DIRECTOR                        Robert M. Rizza
James S. Pasman, Jr.            VICE PRESIDENT AND TREASURER
DIRECTOR                        Rocco A. Del Guercio
William W. Priest, Jr.          ASSISTANT TREASURER
DIRECTOR
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT
OFFICER
Leland Crabbe
INVESTMENT OFFICER

--------------------------------------------------------
INVESTMENT ADVISER
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017
Phone 1-800-293-1232

--------------------------------------------------------
ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Fleet National Bank
(c/o EquiServe)
P.O. Box 43010
Providence, Rhode Island 02940-3010
Phone 1-800-730-6001

--------------------------------------------------------
LEGAL COUNSEL
Willkie Farr & Gallagher
787 7th Avenue
New York, New York 10019

--------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

--------------------------------------------------------

---------------------------------------------------------------------------

                Credit Suisse Asset Management Income Fund, Inc.

---------------------------------------------------------------------------

                               SEMI-ANNUAL REPORT
                                 June 30, 2002

CREDIT SUISSE ASSET MANAGEMENT INCOME FUND, INC.
SEMI-ANNUAL REPORT - JUNE 30, 2002

----------
Dear Shareholders:                                                 July 23, 2002

    We are writing to report on Credit Suisse Asset Management Income Fund, Inc. ("the Fund") for the half-year ended June 30, 2002 and to discuss our investment strategy.

    At June 30, 2002, the Fund's net asset value ("NAV") was $4.24, compared to an NAV of $4.74 at December 31, 2001. The Fund's total return for the period (based on NAV and assuming reinvestment of dividends of $0.37 per share) was thus -4.6%.

    At June 30, 2002, $162.5 million of the Fund's assets was invested in high yield debt securities; $31.3 million in emerging-market debt securities; $6.5 million in investment-grade debt securities; $3.4 million in equity securities; and the balance of $5.1 million in cash equivalents. Of the debt securities, the largest concentration (67.7%) was invested in issues rated B through BBB.

THE MARKET: BAD ENDINGS FOR HIGH YIELD AND EMERGING MARKETS

    The U.S. high yield and emerging debt markets fared reasonably well for most of the half-year, only to plunge in June. As measured by the Salomon Smith Barney High-Yield Market Index* ("SSBHYMI"), the broad U.S. high yield market lost 6.7%. Aggregate emerging debt markets (in the form of J.P. Morgan's Emerging Markets Bond Index Global**, known as EMBI Global) gained 0.9%.

    HIGH YIELD. Sentiment and bond prices in the high yield market showed considerable volatility during the period.

    Prices rose a bit in January in response to fresh data suggesting that the U.S. economy's recovery might be stronger than expected, only to fall in February in the wake of rising anxiety about questionable accounting methods and corporate governance issues associated with Enron Corp. Increasingly clear indications that the economy was picking up steam helped to buoy the market in March and April, months when inflows into high yield mutual funds were especially strong.

    Sentiment and buying cooled off in May, though, in response to diminishing optimism about the economy and bad news about a couple of companies whose worsening financial health had a direct impact on the key high yield industry sectors of telecommunications and cable television. These companies were long-distance telecom provider WorldCom, whose bonds were downgraded to junk status during the month; and cable operator Adelphia Communications, which suffered from ongoing revelations of dubious accounting and lax governance. [Note: at June 30, securities of WorldCom and Adelphia accounted for approximately 0.01% and 0.20% of total portfolio assets, respectively.]

    Market conditions took a turn for the worse in June, so much so that broad high yield indices like SSBHYMI (which lost 8.8%) experienced their worst-ever single-month performance as measured in percentage terms. June was tough for most financial markets due to a number of factors, notably plummeting trust in the integrity of corporate managements and accounting standards, disappointing corporate earnings and rising fears of renewed terrorism in the U.S. An exclamation point of sorts occurred on June 25, when WorldCom announced that it had used questionable accounting procedures to enormously overstate its profitability in 2001 and 2002.

    All of these things combined to take a heavy toll on the high yield market. Investors became far less comfortable with comparatively risky assets like high yield, and turned for safety instead to highest-quality fixed income categories like Treasury bonds and securitized debt. Fund inflows turned into outflows accordingly.

    EMERGING MARKETS. Aggregate emerging-market debt ("EMD") thrived through April and treaded water in May, but fell enough in June to nearly wipe out its entire year-to-date gain as of the end of May. While EMD investors certainly were aware of the big-picture elements that hurt high yield, however, their attention was most closely focused on developments in Brazil.

    Worsening sentiment about Brazil represented a confluence of unfavorable political, financial and macroeconomic factors, especially growing unease about the high popularity of the opposition-party candidate in October's presidential election. Given Brazil's disproportionately large presence in leading EMD market indices, bad news there sharply reduced investors' risk tolerance and prompted a broadly intensified scrutiny of sovereign risk. Bond prices thus suffered in most emerging markets.

PERFORMANCE: ABOVE-MARKET IN HIGH YIELD AND EMD

    Although the Fund's absolute return during the half-year was negative, its high yield and emerging portions meaningfully outperformed representative market indices like SSBHYMI and EMBI Global.

    We fared well in high yield on the basis of our industry sector allocations compared to the market. Security selection was notably effective in wireless telecommunications and cable television, for example, as we managed to avoid most names that were hit especially hard. We additionally benefited from underweighting the utility and wireless tower sectors, both of which underperformed SSBHYMI; and excelled in the strong leisure sector via good security selection and an overweight stance.

    Comparative high yield results were least favorable in competitive local-exchange telecom providers, a poor-performing sector in which we were modestly overweight; and finance and airlines, which were outperforming sectors that we chose to underweight due to our concerns about their respective operating environments.

    In the portfolio's EMD portion, the most positive contributions to performance included our large underweight in Brazil, ongoing large overweight in Russia, and regionalized overweight in Asian markets. The most negative was our position in beleaguered Argentina (from which we completely exited in the first quarter).

OUTLOOK: CAUTIOUS

    HIGH YIELD. Given the overall environment we have described, our view on the near-term prospects for the high yield market is appropriately cautious. We expect trading activity to be most heavily influenced by the sharp deterioration in investor confidence which, in turn, should perpetuate the generalized lack of comfort with risky assets. High yield is especially vulnerable in this context to movements in the equity market, whose wide swings tend to be widest on the downside.

    We simultaneously take encouragement both from high yield valuations, which have fallen close to their historical lows, and our unchanged belief that the economic climate is improving and can potentially benefit high yield issuers as a whole over the long term.

    Our stance within the Fund remains fairly defensive. Compared to broad high yield indices, we are thus overweighting the gaming and energy industry sectors; and underweighting telecommunications, cable/media, finance, utilities and airlines.

    EMERGING MARKETS. Our view on the near-term prospects for emerging debt markets remains one of caution, based on our expectation that perceptions about Brazil will be the primary driver of trading activity for the rest of 2002. At the same time, we are heartened that valuations in selected countries have fallen to levels that we feel are better aligned with underlying fundamentals than has been the case in recent months. This may help to partially shift attention toward individual markets that are more creditworthy than Brazil.

    Compared to broad EMD indices, our largest country overweights are in Russia, China, South Korea, Malaysia and Poland. Our largest country underweights are in Mexico and Brazil. Regional allocations consist of overweights in Eastern/ Central Europe and Asia, and an underweight in Latin America.

    We appreciate your interest in the Fund and would be pleased to respond to your questions or comments. Any questions regarding net asset value, performance, dividends, portfolio management or allocations should be directed to Credit Suisse Asset Management, LLC at (800) 293-1232. All other inquiries regarding account information, requests for the latest financial information or other reports should be directed to the Fund's Shareholder Servicing Agent at
(800) 730-6001.

    Sincerely yours,

/s/Richard J. Lindquist
Richard J. Lindquist
PRESIDENT AND CHIEF INVESTMENT OFFICER***

    The information presented is for informational purposes only. This report is not a recommendation to buy or sell or a solicitation of an offer to buy or sell any securities or adopt any investment strategy. Readers are advised not to infer or assume that any securities, companies, sectors or markets described will be profitable. All opinions and views constitute judgments as of the date of writing, and are subject to change at any time without notice.

    *The Salomon Smith Barney High-Yield Market Index is a broad-based, unmanaged index of high yield securities. Investors cannot invest directly in an index.

    **The J.P. Morgan Emerging Markets Bond Index Global is a comprehensive index of emerging market debt securities. Launched in August 1999, it tracks the total returns of U.S. dollar-denominated debt instruments for 27 emerging market countries. Investors cannot invest directly in an index.

    ***Richard J. Lindquist, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He has served in such capacity since November 21, 1996. Prior to that date, he served as Vice President to the Fund, a position he assumed on August 15, 1989. Mr. Lindquist joined CSAM on May 1, 1995 as a result of CSAM's acquisition of CS First Boston Investment Management Corporation ("CSFBIM"). Prior to joining CSAM and beginning in July, 1989, he held various offices at CSFBIM. He is also President and Chief Investment Officer of Credit Suisse High Yield Bond Fund.

TOP TEN HOLDINGS (UNAUDITED)

(as a % of net assets as of 6/30/02)
-----------------------------------------------------------------------------------

 1.  Univision Network Holding L.P. Sub. Notes 7.00%, 12/17/02...               1.6%
 2.  Ministry Finance of Russia Series V, Debentures 3.00%,
       5/14/08                                                                  1.1%
 3.  Advance Holdings Corp. Series B, Debentures 0.00%,
       4/15/09...................................................               0.9%
 4.  Russian Federation Series REGS, Unsubordinated 5.00%,
       3/31/30...................................................               0.9%
 5.  Republic of Poland Global Bonds 6.25%, 7/3/12...............               0.8%
 6.  Republic of South Africa Notes 7.375%, 4/25/12..............               0.8%
 7.  Hard Rock Hotel, Inc. Series B, Sr. Sub. Notes 9.25%,
       4/1/05....................................................               0.8%
 8.  Station Casinos, Inc. Sr. Sub. Notes 9.75%, 4/15/07;........               0.8%
 9.  People's Republic of China Sr. Unsubordinated 6.80%,
       5/23/11...................................................               0.8%
10.  Ainsworth Lumber Co. Ltd. Yankee Sr. Secured Notes 12.50%,
       7/15/07...................................................               0.7%

CREDIT QUALITY BREAKDOWN (UNAUDITED)

(as a % of total investments as of 6/30/02)
------------------------------------------------------------------------------

AAA/Aaa.....................................................               0.1%
A/A.........................................................               2.0
BBB/Baa.....................................................               9.1
BB/Ba.......................................................              12.5
B/B.........................................................              46.1
CCC/Caa.....................................................              17.8
CC/Ca.......................................................               2.1
NR..........................................................               6.2
                                                              ----------------
  Subtotal..................................................              95.9
Equities & Other............................................               4.1
                                                              ----------------
  Total.....................................................             100.0%
                                                              ================

PORTFOLIO OF INVESTMENTS (UNAUDITED)

---------

JUNE 30, 2002

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
DOMESTIC SECURITIES (81.6%)
---------------------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (79.9%)
---------------------------------------------------------------------------------------
-----------------
AEROSPACE (0.6%)
         (1)  Condor Systems, Inc.
               Series B, Gtd.
               11.875%, 5/1/09                       N/R   $      1,200   $    270,000
              Decrane Aircraft Holdings
               Series B, Gtd.
               12.00%, 9/30/08                      Caa1            800        740,000
              Sequa Corp.
               Sr. Notes
               9.00%, 8/1/09                         Ba3            250        252,500
                                                                          ------------
              GROUP TOTAL                                                    1,262,500
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
AIRLINES (0.5%)
              American Airlines, Inc.
               Series 01-2,
               Pass thru Certs
               7.80%, 10/1/06                         B1            800        816,000
              Continental Airlines, Inc.
               Series 991C,
               Pass thru Certs
               6.954%, 8/2/09                        Ba2            235        214,510
                                                                          ------------
              GROUP TOTAL                                                    1,030,510
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
AUTOMOBILE MANUFACTURING/VEHICLE PARTS (2.0%)
      (1)(2)  Aetna Industries, Inc.
               Sr. Notes
               11.875%, 10/1/06                       Ca              1             75
   (2)(3)(4)  Cambridge Industries, Inc.
               Sr. Sub. Notes
               10.25%, 7/15/07                       N/R            775            465
              Collins & Aikman
               Products Corp.
               Gtd.
               11.50%, 4/15/06                        B2          1,250      1,190,625
              Delco Remy
               International, Inc.
               Gtd. Sr. Sub. Notes
               10.625%, 8/1/06                        B3            750        633,750
              Holley Performance Products
               Series B, Gtd.
               12.25%, 9/15/07                      Caa2            750        424,687
      (3)(4)  Metaldyne Corp.
               Sr. Sub. Notes
               11.00%, 6/15/12                        B3            800        784,000
              Motor Coach Industries
               International, Inc.
               Gtd.
               11.25%, 5/1/09                       Caa1          1,221        944,362
              Stanadyne Automotive
               Series B, Gtd.
               Sr. Sub. Notes
               10.25%, 12/15/07                     Caa1            400        322,000
                                                                          ------------
              GROUP TOTAL                                                    4,299,964
                                                                          ------------
---------------------------------------------------------------------------------------

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
BANKING (0.3%)
              Sovereign Bancorp, Inc.
               Sr. Notes
               10.50%, 11/15/06                      Ba2   $        500   $    552,500
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
BROADBAND (0.7%)
              COLT Telecom Group plc
               Yankee Units
               12.00%, 12/15/06                       B3            400        232,000
              Level 3 Communications, Inc.:
         (5)   Sr. Discount Notes
               0.00%, 12/1/08                       Caa3            750        146,250
               Sr. Notes
               9.125%, 5/1/08                       Caa3            501        172,845
              Metromedia International
               Group, Inc.
               Series B,
               Sr. Discount Notes
               10.50%, 9/30/07                       N/R          2,896        709,522
         (5)  MetroNet Communications
               Corp.:
               Sr. Discount Notes
               0.00%, 11/1/07                         Ca            747         78,435
               0.00%, 6/15/08                         B3            650         68,250
                                                                          ------------
              GROUP TOTAL                                                    1,407,302
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
BROADCAST/OUTDOOR (4.6%)
              Ackerley Group, Inc.
               Series B, Sr. Sub. Notes
               9.00%, 1/15/09                         B3            250        281,563
              Acme Television LLC/
               ACME Financial Corp.
               Series B, Gtd.
               10.875%, 9/30/04                       B3            500        505,000
              Alliance Atlantis
               Communications, Inc.
               Yankee Sr. Sub. Notes
               13.00%, 12/15/09                       B1            500        552,500
              Corus Entertainment, Inc.
               Global
               Sr. Sub. Notes
               8.75%, 3/1/12                          B1            150        150,750
              Cumulus Media, Inc.
               Sr. Sub. Notes
               10.375%, 7/1/08                        B3            800        852,000
              PTI Holdings, Inc.
               Sub. Notes
               7.00%, 12/17/02                       N/R            507        836,410
              Salem Communications Corp.
               Series B, Gtd.
               9.50%, 10/1/07                         B3            850        871,250
              Sinclair Broadcast Group,
               Inc.:
               Gtd.
               8.75%, 12/15/11                        B2            500        502,500
               Gtd. Sr. Sub. Notes
               8.75%, 12/15/07                        B2            500        500,000

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Univision Network
               Holding L.P.
               Sub. Notes
               7.00%, 12/17/02                       N/R   $      2,073   $  3,420,573
              Young Broadcasting, Inc.
               Series B, Gtd.
               Sr. Sub. Notes
               8.75%, 6/15/07                         B3          1,315      1,176,925
                                                                          ------------
              GROUP TOTAL                                                    9,649,471
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
BUILDING PRODUCTS (1.2%)
              AAF-McQuay, Inc.
               Sr. Notes
               8.875%, 2/15/03                       N/R            150        150,375
              Atrium Companies, Inc.
               Series B, Gtd.
               10.50%, 5/1/09                         B3            500        513,125
              Building Materials Corp.
               Series B, Sr. Notes
               8.625%, 12/15/06                       B2            900        779,625
              Dayton Superior Corp.
               Gtd.
               13.00%, 6/15/09                        B3          1,140      1,145,700
                                                                          ------------
              GROUP TOTAL                                                    2,588,825
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
CABLE (8.3%)
              Adelphia Communications Corp.
               Series B, Sr. Notes
               8.375%, 2/1/08                       Caa2            800        324,000
         (1)  Australis Holdings Pty.
               Ltd.
               Yankee Sr. Secured
               Discount Notes
               15.00%, 11/1/02                       N/R          4,600            460
         (1)  Australis Media Ltd.:
               Yankee Sr. Discount Notes
               15.75%, 5/15/03                       N/R            266             24
               Yankee Units
               15.75%, 5/15/03                       N/R          2,875            259
              CSC Holdings, Inc.:
               Series B,
               Sr. Sub. Debentures
               8.125%, 8/15/09                       Ba2            350        290,194
               9.875%, 2/15/13                       Ba3          1,100        819,500
         (1)  Cablevision S.A.
               Yankee Bonds
               13.75%, 5/1/09                         Ca          1,360        231,200
              Century Communications Corp.:
         (5)   Series B, Sr. Discount Notes
               0.00%, 1/15/08                         Ca            650        123,500
         (5)   Sr. Discount Notes
               0.00%, 3/15/03                         Ca            500        152,500
               Sr. Notes
               8.75%, 10/1/07                         Ca            550        165,000
              Charter Communications
               Holdings:
         (5)   Sr. Discount Notes
               0.00%, 4/1/11                          B2          1,200        579,000
               Sr. Notes
               8.625%, 4/1/09                         B2            750        506,250
               10.25%, 1/15/10                        B2          1,050        719,250

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Coaxial Communications, Inc.
               Gtd.
               10.00%, 8/15/06                        B3   $      1,250   $  1,131,250
              Comcast UK Cable
               Partners Ltd.
               Yankee Debentures
               11.20%, 11/15/07                     Caa2            500        452,500
         (5)  DIVA Systems Corp.
               Series B,
               Sr. Discount Notes
               0.00%, 3/1/08                         N/R          3,885        514,763
         (1)  Diamond Cable
               Communications plc
               Yankee Sr. Discount Notes
               11.75%, 12/15/05                       Ca          1,294        342,910
              Frontiervision LP/Capital
               Series B, Sr. Discount Notes
               11.875%, 9/15/07                       B2            550        371,250
              Insight Midwest/Insight
               Capital:
               Sr. Notes
               9.75%, 10/1/09                         B1            900        832,500
               10.50%, 11/1/10                        B1            500        470,000
              James Cable Partners L.P.
               Series B, Sr. Notes
               10.75%, 8/15/04                      Caa2          1,800      1,035,000
              Jones Intercable, Inc.
               Sr. Notes
               7.625%, 4/15/08                      Baa2          1,150      1,199,989
              Lenfest Communications, Inc.:
               Sr. Notes
               8.375%, 11/1/05                      Baa2            500        527,426
               Sr. Sub. Notes
               10.50%, 6/15/06                      Baa3          1,250      1,419,725
              Mediacomm LLC/Capital Corp.:
               Series B, Sr. Notes
               8.50%, 4/15/08                         B2            271        235,770
               Sr. Notes
               7.875%, 2/15/11                        B2            850        671,500
         (1)  NTL Communications Corp.
               Series B, Sr. Notes
               11.50%, 10/1/08                        Ca            200         54,000
              NTL, Inc.:
               Sr. Notes
         (1)   Series A
               12.75%, 4/15/05                        Ca            750        202,500
               Series B,
               11.50%, 2/1/06                         Ca          1,247        336,690
               10.00%, 2/15/07                        Ca            697        188,190
              Northland Cable Television
               Gtd.
               10.25%, 11/15/07                     Caa1            800        628,000
         (1)  Olympus Communications,
               L.P./Olympus Capital Corp.
               Series B, Sr. Notes
               10.625%, 11/15/06                    Caa1          1,250        943,750
         (5)  Renaissance Media Group
               Sr. Discount Notes
               0.00%, 4/15/08                         B2            953        719,515

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Rogers Cablesystems Ltd.:
               Series B,
               Yankee Sr. Secured 2nd
               Priority Notes
               10.00%, 3/15/05                      Baa3   $        250   $    261,250
               Yankee Gtd.
               10.00%, 12/1/07                      Baa3            700        731,500
              Rogers Communications, Inc.
               Sr. Notes
               8.875%, 7/15/07                       Ba1            200        183,000
              Susquehanna Media Co.
               Sr. Sub. Notes
               8.50%, 5/15/09                         B1            150        155,250
                                                                          ------------
              GROUP TOTAL                                                   17,519,365
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
CAPITAL GOODS (1.3%)
              Amtrol, Inc.
               Sr. Sub. Notes
               10.625%, 12/31/06                    Caa3            600        480,000
              Jordan Industries, Inc.
               Series B, Sr. Notes
               10.375%, 8/1/07                      Caa3          1,422        895,860
              Motors & Gears, Inc.
               Series D, Sr. Notes
               10.75%, 11/15/06                     Caa1          1,150      1,104,000
              Park-Ohio Industries, Inc.
               Sr. Sub. Notes
               9.25%, 12/1/07                       Caa1            500        342,500
                                                                          ------------
              GROUP TOTAL                                                    2,822,360
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
CHEMICALS (2.2%)
              Acetex Corp.
               Sr. Notes
               10.875%, 8/1/09                        B2            350        367,500
              Avecia Group plc
               Gtd.
               11.00%, 7/1/09                         B3            700        700,000
              Lyondell Chemical Co.
               Series B, Secured Notes
               9.875%, 5/1/07                        Ba3            750        720,000
      (3)(4)  Millenium America, Inc.
               Sr. Notes
               9.25%, 6/15/08                        Ba1            500        512,500
              Mississippi Chemical Corp.
               Bonds
               7.25%, 11/15/17                        B3            800        388,000
              NL Industries, Inc.
               Sr. Secured Notes
               11.75%, 10/15/03                       B1            267        268,335
              OM Group, Inc.
               Gtd.
               9.25%, 12/15/11                        B3            600        624,000
              Radnor Holdings, Inc.
               Series B, Gtd.
               Sr. Notes
               10.00%, 12/1/03                        B2            650        598,000

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Terra Industries, Inc.
               Series B, Sr. Notes
               10.50%, 6/15/05                      Caa3   $        400   $    354,000
                                                                          ------------
              GROUP TOTAL                                                    4,532,335
                                                                          ------------
---------------------------------------------------------------------------------------
COMPETITIVE LOCAL EXCHANGE CARRIER (0.9%)
         (1)  e. spire Communications, Inc.
               Sr. Discount Notes
               13.00%, 11/1/05                       N/R          3,311         24,834
         (5)  Knology Holdings, Inc.
               Sr. Discount Notes
               0.00%, 10/15/07                       N/R          1,150        442,750
              Madison River Capital/
               Finance
               Sr. Notes
               13.25%, 3/1/10                       Caa2            871        700,753
              RCN Corp.:
               Series B,
         (5)   Sr. Discount Notes
               0.00%, 10/15/07                        Ca            134         31,490
               0.00%, 2/15/08                         Ca            736        143,520
               Sr. Notes
               10.00%, 10/15/07                       Ca            400         98,000
              Time Warner Telecom, LLC
               Sr. Notes
               9.75%, 7/15/08                         B3            750        363,750
                                                                          ------------
              GROUP TOTAL                                                    1,805,097
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
CONSUMER PRODUCTS/TOBACCO (2.2%)
              Buhrmann US, Inc.
               Gtd.
               12.25%, 11/1/09                        B2            500        522,500
         (1)  Diamond Brands
               Operating
               Gtd.
               10.125%, 4/15/08                       Ca          2,000        110,000
              General Binding Corp.
               Gtd. Sr. Sub. Notes
               9.375%, 6/1/08                       Caa1            500        437,500
              Holmes Products Corp.
               Gtd. Sr. Sub. Notes
               9.875%, 11/15/07                     Caa2          1,000        657,500
              Packaged Ice, Inc.
               Gtd. Sr. Notes
               9.75%, 2/1/05                        Caa3            400        336,000
              Revlon Consumer
               Products Corp.
               Gtd.
               12.00%, 12/1/05                      Caa1            500        500,000
              Samsonite Corp.
               Sr. Sub. Notes
               10.75%, 6/15/08                      Caa2            400        324,000
              Scotts Co.
               Gtd.
               8.625%, 1/15/09                        B2            750        777,187
              Sealy Mattress Co.
               Gtd. Sr. Sub. Notes
               9.875%, 12/15/07                       B3            400        404,000

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Werner Holdings Co., Inc.
               Series A, Gtd.
               10.00%, 11/15/07                       B2   $        650   $    662,187
                                                                          ------------
              GROUP TOTAL                                                    4,730,874
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
CONTAINERS (2.6%)
              AEP Industries, Inc.
               Sr. Sub. Notes
               9.875%, 11/15/07                       B3            650        646,750
              Atlantis Plastics, Inc.
               Sr. Notes
               11.00%, 2/15/03                       N/R            835        830,825
              BPC Holding Corp.
               Series B,
               Sr. Secured Notes
               12.50%, 12/15/06                      N/R          1,083      1,142,659
              BWAY Corp.
               Series B, Gtd.
               10.25%, 4/15/07                        B3            250        260,000
              Berry Plastics Corp.
               Series B, Gtd.
               11.00%, 7/15/07                       N/R            447        502,875
              Huntsman Packaging Corp.
               Gtd.
               13.00%, 6/1/10                       Caa1          1,000      1,047,500
              Owens-Illinois, Inc.
               Sr. Notes
               8.10%, 5/15/07                         B3          1,100      1,045,000
              Radnor Holdings, Inc.
               Sr. Notes
               10.00%, 12/1/03                        B2            100         92,000
                                                                          ------------
              GROUP TOTAL                                                    5,567,609
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
ENERGY/OTHER (1.0%)
              Clark R&M, Inc.
               Sr. Notes
               8.625%, 8/15/08                       Ba3            350        341,250
              Frontier Oil Corp.:
               Series A, Sr. Notes
               9.125%, 2/15/06                        B2            200        203,000
               Sr. Notes
               11.75%, 11/15/09                       B2          1,050      1,120,875
      (3)(4)  Trico Marine Services, Inc.
               Sr. Notes
               8.875%, 5/15/12                        B2            500        497,500
                                                                          ------------
              GROUP TOTAL                                                    2,162,625
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
ENVIRONMENTAL SERVICES (0.7%)
              Allied Waste North America,
               Inc.
               Series B, Gtd.
               7.875%, 1/1/09                        Ba3            600        579,000
      (3)(4)  Iesi Corp.
               Sr. Sub. Notes
               10.25%, 6/15/12                        B3            500        502,500

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Waste Systems International,
               Inc.
               Series B, Gtd.
               11.50%, 1/15/06                       N/R   $        500   $    327,500
                                                                          ------------
              GROUP TOTAL                                                    1,409,000
                                                                          ------------
---------------------------------------------------------------------------------------
FINANCE - OTHER (0.5%)
      (3)(4)  PCA LLC/PCA Finance Corp.
               Sr. Notes
               11.875%, 8/1/09                        B3            500        497,500
         (1)  Westfed Holdings
               Sr. Debentures
               15.50%, 9/15/99                       N/R          2,000        650,000
                                                                          ------------
              GROUP TOTAL                                                    1,147,500
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
FOOD PROCESSORS/BEVERAGE/BOTTLING (2.7%)
         (1)  Archibald Candy Corp.
               Gtd. Sr. Secured Notes
               10.25%, 7/1/04                       Caa2          1,250        668,750
              Aurora Foods, Inc.
               Series B, Sr. Sub. Notes
               9.875%, 2/15/07                      Caa3          1,150        810,750
              B&G Foods, Inc.
               Series D, Gtd.
               9.625%, 8/1/07                         B3            700        721,000
              Eagle Family Foods
               Series B, Gtd.
               Sr. Notes
               8.75%, 1/15/08                         B3            450        344,250
              Fleming Companies, Inc.:
               Sr. Notes
               9.25%, 6/15/10                        Ba3            750        742,500
      (3)(4)   Sr. Sub Notes
               9.875%, 5/1/12                         B2            900        855,000
              Premier International
               Foods plc
               Sr. Notes
               12.00%, 9/1/09                         B3          1,400      1,526,000
                                                                          ------------
              GROUP TOTAL                                                    5,668,250
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
GAMING (8.8%)
              Ameristar Casinos, Inc.
               Gtd.
               10.75%, 2/15/09                        B3          1,050      1,131,375
              Argosy Gaming Co.:
               Gtd.
               10.75%, 6/1/09                         B2            100        108,000
               Sr. Sub. Notes
               9.00%, 9/1/11                          B2            500        515,625
              Aztar Corp.
               Sr. Sub. Notes
               8.875%, 5/15/07                       Ba3            750        758,437
              Boyd Gaming Corp.:
               Gtd.
               9.25%, 8/1/09                         Ba3            600        642,000
               Sr. Sub. Notes
               9.50%, 7/15/07                         B1            400        406,000
              Coast Hotels & Casinos, Inc.
               Gtd.
               9.50%, 4/1/09                          B2            700        738,500

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Hard Rock Hotel, Inc.
               Series B, Sr. Sub. Notes
               9.25%, 4/1/05                        Caa2   $      1,800   $  1,773,000
              Hollywood Park, Inc.
               Series B, Sr. Sub. Notes
               9.50%, 8/1/07                        Caa1            781        757,328
              Horseshoe Gaming Holdings
               Gtd.
               8.625%, 5/15/09                        B2          1,000      1,022,500
              Isle of Capri Casinos, Inc.
               Gtd.
               8.75%, 4/15/09                         B2            650        656,500
              MGM Mirage, Inc.
               Gtd.
               9.75%, 6/1/07                         Ba2            200        212,000
      (3)(4)  Majestic Investors
               Holdings
               Gtd.
               11.653%, 11/30/07                      B2            947        903,201
              Majestic Star Casino, LLC
               Series B, Gtd.
               10.875%, 7/1/06                        B2            750        783,750
              Mandalay Resort Group
               Sr. Sub. Notes
               9.25%, 12/1/05                        Ba3            300        309,750
              Mikohn Gaming Corp.
               Series B, Gtd.
               11.875%, 8/15/08                       B3          1,150      1,096,813
              Mohegan Tribal Gaming
               Authority
               Sr. Notes
               8.125%, 1/1/06                        Ba2            950        978,500
              Park Place
               Entertainment Corp.:
               Sr. Sub. Notes
               7.875%, 12/15/05                      Ba2            250        251,250
               9.375%, 2/15/07                       Ba2            500        523,750
              Penn National
               Gaming, Inc.
               Series B, Gtd.
               11.125%, 3/1/08                        B3          1,000      1,083,750
              Riviera Black Hawk, Inc.
               First Mortgage Notes
               13.00%, 5/1/05                         B3            444        475,080
      (3)(4)  Riviera Holdings Corp.
               Gtd.
               11.00%, 6/15/10                        B2            500        488,750
              Six Flags, Inc.
               Sr. Notes
               9.75%, 6/15/07                         B2            150        154,500
              Station Casinos, Inc.
               Sr. Sub. Notes
               9.75%, 4/15/07                         B2          1,615      1,679,600
              Windsor Woodmont
               Black Hawk
               Series B,
               First Mortgage Notes
               13.00%, 3/15/05                       N/R          1,200      1,051,500
                                                                          ------------
              GROUP TOTAL                                                   18,501,459
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
HEALTHCARE FACILITIES/SUPPLIES (1.7%)
              Alaris Medical Systems, Inc.:
               Gtd.
               9.75%, 12/1/06                       Caa1   $        400   $    396,000
               Series B, Secured
               11.625%, 12/1/06                       B2            250        282,500
              Extendicare Health Services
               Gtd.
               9.35%, 12/15/07                        B3            600        561,000
      (3)(4)  Fisher Scientific
               International, Inc.
               Sr. Sub. Notes
               8.125%, 5/1/12                         B3            300        300,000
      (3)(4)  Healthsouth Corp.
               Notes
               7.625%, 6/1/12                        Ba1            400        396,927
      (3)(4)  Herbalife International, Inc.
               Sr. Sub. Notes
               11.75%, 7/15/10                        B3            500        502,500
              Hudson Respiratory Care, Inc.
               Sr. Sub. Notes
               9.125%, 4/15/08                        Ca            400        202,000
              Magellan Health Services, Inc.
               Sr. Sub. Notes
               9.00%, 2/15/08                       Caa1            600        219,000
              Radiologix, Inc.
               Series B, Gtd.
               10.50%, 12/15/08                       B2            500        517,500
              Triad Hospitals Holdings
               Series B, Gtd.
               11.00%, 5/15/09                        B2            200        221,000
              Unilab Finance Corp.
               Sr. Sub. Notes
               12.75%, 10/1/09                        B3             73         85,775
                                                                          ------------
              GROUP TOTAL                                                    3,684,202
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
HOME BUILDERS (0.4%)
              Toll Corp.
               Sr. Sub. Notes
               8.25%, 12/1/11                        Ba2            300        303,000
              WCI Communities, Inc.
               Gtd.
               10.625%, 2/15/11                       B1            500        525,000
                                                                          ------------
              GROUP TOTAL                                                      828,000
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
INDUSTRIAL/OTHER (1.2%)
              Brand Scaffold Services, Inc.
               Sr. Notes
               10.25%, 2/15/08                        B3            400        395,000
              Equinix, Inc.
               Sr. Notes
               13.00%, 12/1/07                       N/R            350         64,750
              GSI Group, Inc.
               Gtd.
               10.25%, 11/1/07                        B2            518        385,537
              International Utility
               Structures, Inc.:
               Sub. Notes
               13.00%, 2/1/08                        N/R            924        184,800

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
               Yankee Sr. Sub. Notes
               10.75%, 2/1/08                         Ca   $        650   $    406,250
              Simmons Co.
               Series B, Sr. Sub. Notes
               10.25%, 3/15/09                        B3          1,000      1,055,000
                                                                          ------------
              GROUP TOTAL                                                    2,491,337
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
LEISURE (3.0%)
              AMC Entertainment, Inc.:
               Sr. Sub. Notes
               9.50%, 3/15/09                       Caa3            250        248,750
               9.875%, 2/1/12                       Caa3            650        654,063
              Autotote Corp.
               Series B, Gtd.
               12.50%, 8/15/10                        B3          1,065      1,198,125
              Bally Total Fitness
               Holdings Corp.
               Series D, Sr. Sub. Notes
               9.875%, 10/15/07                       B2            250        249,375
              Bluegreen Corp.
               Series B, Gtd.
               10.50%, 4/1/08                         B3          1,000        850,000
              Booth Creek Ski
               Holdings, Inc.
               Series B, Gtd.
               12.50%, 3/15/07                      Caa1          1,247      1,103,595
              Cinemark U.S.A., Inc.
               Series D, Sr. Sub. Notes
               9.625%, 8/1/08                       Caa2            450        452,250
              Imax Corp.
               Yankee Sr. Notes
               7.875%, 12/1/05                      Caa2            350        281,750
              Intrawest Corp.:
               Yankee Sr. Notes
               9.75%, 8/15/08                         B1            650        663,000
               10.50%, 2/1/10                         B1            250        261,250
              KSL Recreation Group, Inc.
               Series B, Sr. Sub. Notes
               10.25%, 5/1/07                         B2            430        434,300
                                                                          ------------
              GROUP TOTAL                                                    6,396,458
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
LODGING (1.4%)
              CapStar Hotel Co.
               Sr. Sub. Notes
               8.75%, 8/15/07                         B3            375        333,750
              Felcor Lodging L.P.
               Gtd.
               8.50%, 6/1/11                         Ba3            425        418,625
              HMH Properties
               Series B, Gtd.
               7.875%, 8/1/08                        Ba3            600        574,500
              Host Marriot L.P.
               Series I, Gtd.
               9.50%, 1/15/07                        Ba3            600        608,250
      (3)(4)  John Q. Hammons Hotels
               First Mortgage Notes
               8.875%, 5/15/12                        B2            300        295,500

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Prime Hospitality Corp.
               Secured First Mortgage
               Notes
               9.25%, 1/15/06                        Ba2   $        650   $    667,875
                                                                          ------------
              GROUP TOTAL                                                    2,898,500
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
METALS & MINING (2.4%)
              AEI Resources LLC
               Gtd.
               11.75%, 5/9/09                        N/R            600        565,500
              AK Steel Corp.
               Sr. Notes
               9.125%, 12/15/06                       B1            200        210,120
         (1)  Anker Coal Group, Inc.
               Series B, Gtd.
               14.25%, 9/1/07                          C            300        106,500
      (3)(4)  Earle M. Jorgensen Co.
               Secured
               9.75%, 6/1/12                          B2            400        396,000
              Haynes International, Inc.
               Sr. Notes
               11.625%, 9/1/04                      Caa2            450        358,875
              Maxxam Group Holdings, Inc.
               Series B, Sr. Notes
               12.00%, 8/1/03                       Caa1            600        528,000
         (4)  Metallurg, Inc.
               Series B, Gtd.
               11.00%, 12/1/07                        B3          1,171      1,059,303
      (3)(4)  Ormet Corp.
               Gtd.
               11.00%, 8/15/08                      Caa1            750        446,250
              WCI Steel, Inc.
               Series B, Sr. Notes
               10.00%, 12/1/04                      Caa2          1,175        663,875
      (3)(4)  Wolverine Tube, Inc.
               Sr. Notes
               10.50%, 4/1/09                         B1            800        788,000
                                                                          ------------
              GROUP TOTAL                                                    5,122,423
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
OIL EQUIPMENT (0.9%)
              Key Energy Services, Inc.
               Sr. Sub. Notes
               14.00%, 1/15/09                        B2          1,024      1,203,200
      (3)(4)  Parker Drilling Co.
               Gtd.
               10.125%, 11/15/09                      B1            750        787,500
                                                                          ------------
              GROUP TOTAL                                                    1,990,700
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
PAPER & FOREST PRODUCTS (3.7%)
              Ainsworth Lumber Co. Ltd.
               Yankee Sr. Secured Notes
               12.50%, 7/15/07                        B3          1,450      1,576,875
      (3)(4)  Appleton Papers, Inc.
               Sr. Sub. Notes
               12.50%, 12/15/08                       B3            700        693,000
              Bear Island Paper Co., LLC
               Series B, Sr. Notes
               10.00%, 12/1/07                      Caa2            350        301,000

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Container Corp. of America
               Gtd. Sr. Notes
               9.75%, 4/1/03                          B2   $        500   $    516,250
              Doman Industries Ltd.
               Yankee Gtd.
               12.00%, 7/1/04                       Caa2            300        277,500
              Fonda Group, Inc.
               Sr. Sub. Notes
               9.50%, 3/1/07                        Caa2          1,000        855,000
              Four M Corp.
               Series B, Sr. Notes
               12.00%, 6/1/06                         B3          1,000      1,030,000
              Riverwood International Corp.
               Gtd. Sr. Notes
               10.875%, 4/1/08                      Caa1          1,150      1,201,750
      (3)(4)  Stone Container Corp.
               Sr. Notes
               8.375%, 7/1/12                         B2            600        607,500
      (3)(4)  Stone Container Finance Co.
               Yankee Gtd. Sr. Notes
               11.50%, 8/15/06                        B2            780        846,300
                                                                          ------------
              GROUP TOTAL                                                    7,905,175
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
PUBLISHING (0.9%)
              Hollinger International
               Publishing
               Gtd.
               9.25%, 3/15/07                        Ba3          1,100      1,138,500
         (5)  Liberty Group
               Publishing, Inc.
               Sr. Discount Debentures
               0.00%, 2/1/09                        Caa2            900        635,625
         (1)  Premier Graphics, Inc.
               Gtd.
               11.50%, 12/1/05                       N/R          2,000         70,000
                                                                          ------------
              GROUP TOTAL                                                    1,844,125
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
RESTAURANTS (2.1%)
              Advantica Restaurant Group,
               Inc.
               Sr. Notes
               11.25%, 1/15/08                      Caa2            600        471,750
              American Restaurant Group,
               Inc.
               Series D, Gtd.
               11.50%, 11/1/06                        B2          1,275      1,153,875
         (1)  AmeriKing, Inc.
               Sr. Notes
               10.75%, 11/15/07                     Caa2            134         20,156
      (3)(4)  Buffets, Inc.
               Sr. Sub. Notes
               11.25%, 7/15/10                        B3            500        502,500
              CKE Restaurants, Inc.
               Gtd.
               9.125%, 5/1/09                       Caa1            350        339,500
              Carrols Corp.
               Gtd.
               9.50%, 12/1/08                         B3            150        149,250
              Friendly Ice Cream Corp.
               Gtd. Sr. Notes
               10.50%, 12/1/07                        B3          1,050      1,034,250

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Romacorp, Inc.
               Sr. Notes
               12.00%, 7/1/06                         B3   $      1,000   $    655,000
                                                                          ------------
              GROUP TOTAL                                                    4,326,281
                                                                          ------------
---------------------------------------------------------------------------------------
RETAIL - FOOD & DRUG (1.9%)
      (3)(4)  D & B Acquisition Sub, Inc.
               Sr. Notes
               12.25%, 7/15/09                        B2            250        246,875
         (1)  Dairy Mart Convenience
               Stores, Inc.
               Sr. Sub. Notes
               10.25%, 3/15/04                       N/R            726        221,430
         (5)  Mrs. Fields Holding Co.
               Sr. Discount Notes
               0.00%, 12/1/05                       Caa2          2,026        800,270
              Mrs. Fields Original
               Cookies, Inc.
               Series B, Gtd.
               10.125%, 12/1/04                       B2          1,000        735,000
              PETCO Animal Supplies, Inc.
               Sr. Sub. Notes
               10.75%, 11/1/11                        B3            400        434,000
              Pantry, Inc.
               Gtd. Sr. Sub. Notes
               10.25%, 10/15/07                       B3            750        682,500
              Stater Brothers Holdings, Inc.
               Sr. Notes
               10.75%, 8/15/06                        B2            750        776,250
                                                                          ------------
              GROUP TOTAL                                                    3,896,325
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
RETAIL STORES (3.0%)
         (5)  Advance Holdings Corp.
               Series B, Debentures
               0.00%, 4/15/09                       Caa1          1,850      1,852,312
              Advance Stores Co.
               Gtd. Sr. Sub. Notes
               10.25%, 4/15/08                        B3          1,250      1,318,750
              Finlay Fine Jewelry Corp.
               Gtd. Sr. Notes
               8.375%, 5/1/08                         B1            600        590,250
         (1)  Flooring America, Inc.
               Series B, Gtd.
               9.25%, 10/15/07                       N/R            703             70
              Jostens, Inc.
               Sr. Sub. Notes
               12.75%, 5/1/10                         B3            900      1,012,500
              Michaels Stores, Inc.
               Sr. Notes
               9.25%, 7/1/09                         Ba2            500        532,500
              NBTY, Inc.
               Series B,
               Sr. Sub. Notes
               8.625%, 9/15/07                        B1            400        399,000

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              PEP Boys-Manny Moe & Jack
               Notes
               7.00%, 6/1/05                          B2   $        750   $    727,500
                                                                          ------------
              GROUP TOTAL                                                    6,432,882
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
SATELLITE (2.0%)
              EchoStar DBS Communications
               Corp.
               Sr. Notes
               9.375%, 2/1/09                         B1          1,000        930,000
      (3)(4)  Echostar DBS Corp.
               Sr. Notes
               9.125%, 1/15/09                        B1            650        598,000
              Loral Cyberstar, Inc.
               Gtd.
               10.00%, 7/15/06                      Caa1            637        442,715
      (3)(4)  PanAmSat Corp.
               Sr. Notes
               8.50%, 2/1/12                         Ba3            500        462,500
              Pegasus Communications
               Corp.
               Series B, Sr. Notes
               12.50%, 8/1/07                         B3          1,000        505,000
              Pegasus Media &
               Communications, Inc.
               Series B, Notes
               12.50%, 7/1/05                         B3            500        442,500
         (5)  Pegasus Satellite
               Sr. Discount Notes
               0.00%, 3/1/07                        Caa1            250         76,250
              Star Choice Communications,
               Inc.
               Yankee Sr. Notes
               13.00%, 12/15/05                       B3            700        731,500
                                                                          ------------
              GROUP TOTAL                                                    4,188,465
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
SECONDARY OIL & GAS PRODUCERS (5.0%)
              Abraxas Petroleum Corp.
               Series A, Gtd.
               Sr. Sub. Notes
               11.50%, 11/1/04                      Caa3          1,454        970,545
              Chesapeake Energy Corp.
               Gtd.
               8.125%, 4/1/11                         B1          1,250      1,234,375
              Continental Resources, Inc.
               Gtd. Sr. Notes
               10.25%, 8/1/08                       Caa1          1,025        922,500
              Contour Energy Co.
               Gtd.
               14.00%, 4/15/03                      Caa2          1,219      1,220,524
              Forest Oil Corp.
               Sr. Notes
               8.00%, 6/15/08                        Ba3          1,000      1,007,500
      (3)(4)  Giant Industries, Inc.
               Sr. Sub. Notes
               11.00%, 5/15/12                        B3            100         88,500

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Mission Resources
               Corp.
               Series C, Gtd.
               10.875%, 4/1/07                      Caa2   $      1,350   $  1,113,750
              Ocean Energy, Inc.
               Series B, Gtd.
               8.375%, 7/1/08                        Ba1            150        159,000
      (3)(4)  Plains E&P Co.
               Sr. Sub. Notes
               8.75%, 7/1/12                          B2            300        298,125
              Plains Resources, Inc.
               Series B, Gtd.
               Sr. Sub. Notes
               10.25%, 3/15/06                        B2            375        389,062
              Pogo Producing Co.
               Series B, Sr. Sub. Notes
               8.25%, 4/15/11                         B1            550        552,750
              Southwest Royalties, Inc.
               Gtd.
               10.50%, 6/30/04                      Caa2          1,115      1,115,000
              Triton Energy Ltd.
               Yankee Sr. Notes
               8.875%, 10/1/07                      Baa2            200        221,000
              Vintage Petroleum, Inc.
               Sr. Sub. Notes
               7.875%, 5/15/11                        B1            700        637,000
              Wiser Oil Co.
               Gtd. Sr. Sub. Notes
               9.50%, 5/15/07                       Caa3            750        618,750
                                                                          ------------
              GROUP TOTAL                                                   10,548,381
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
SERVICES - OTHER (1.9%)
              APCOA, Inc.
               Gtd. Sr. Notes
               9.25%, 3/15/08                       Caa3            477        203,321
              Diamond Triumph Auto
               Gtd.
               9.25%, 4/1/08                          B3            500        473,750
              Integrated Electrical
               Services, Inc.
               Gtd.
               9.375%, 2/1/09                         B2            625        603,125
              Iron Mountain, Inc.
               Gtd. Sr. Sub. Notes
               8.75%, 9/30/09                         B2            600        616,500
              La Petite Academy, Inc.
               Gtd.
               10.00%, 5/15/08                        Ca          1,250        668,750
              Muzak LLC/Muzak Finance
               Gtd.
               9.875%, 3/15/09                      Caa1            500        412,500
              Salton, Inc.
               Sr. Sub. Notes
               12.25%, 4/15/08                        B2            250        257,500
              United Rentals, Inc.
               Sr. Sub. Notes
               9.25%, 1/15/09                         B2            750        757,500
                                                                          ------------
              GROUP TOTAL                                                    3,992,946
                                                                          ------------
---------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
TECHNOLOGY (0.2%)
              Ampex Corp.
               Secured
               12.00%, 8/15/08                       N/R   $      1,398   $    209,733
              Unisys Corp.
               Sr. Notes
               7.875%, 4/1/08                        Ba1            250        247,500
                                                                          ------------
              GROUP TOTAL                                                      457,233
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TEXTILE/APPAREL/SHOE MANUFACTURING (1.7%)
              Levi Strauss & Co.
               Notes
               7.00%, 11/1/06                         B2          1,250      1,043,750
              Phillips-Van Heusen Corp.
               Sr. Sub. Notes
               9.50%, 5/1/08                         Ba3            800        816,000
              Tropical Sportswear
               International Corp.
               Series A, Gtd.
               11.00%, 6/15/08                        B3            700        742,000
              WestPoint Stevens, Inc.
               Sr. Notes
               7.875%, 6/15/05                        Ca          1,000        680,000
              USI American
               Holdings, Inc.
               Series B, Gtd.
               7.25%, 12/1/06                         B3            470        403,025
                                                                          ------------
              GROUP TOTAL                                                    3,684,775
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TRANSPORTATION/OTHER (0.4%)
         (1)  ABC-NACO, Inc.
               Sr. Sub. Notes
               10.50%, 1/15/04                       N/R            460             46
              Cenargo International plc
               First Priority Ship
               Mortgage Notes
               9.75%, 6/15/08                        Ba3            100         80,250
              Sea Containers Ltd.
               Yankee Sr. Notes
               10.75%, 10/15/06                      Ba3            700        633,500
              Ultrapetrol (Bahamas) Ltd.
               First Mortgage Notes
               10.50%, 4/1/08                         B1            150        124,687
                                                                          ------------
              GROUP TOTAL                                                      838,483
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
UTILITIES (1.1%)
              AES Corp.
               Sr. Notes
               9.50%, 6/1/09                         Ba3            250        166,250
              CMS Energy Corp.:
               Series B, Sr. Notes
               6.75%, 1/15/04                         B3            150        112,544
               Sr. Notes
               7.50%, 1/15/09                         B3            600        414,575
              Calpine Canada
               Energy Finance
               Gtd.
               8.50%, 5/1/08                          B1            250        172,500
              Calpine Corp.
               Sr. Notes
               7.75%, 4/15/09                         B1            700        458,500

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
              Cogentrix Energy, Inc.
               Series B, Gtd.
               8.75%, 10/15/08                      Baa3   $      1,000   $    993,515
                                                                          ------------
              GROUP TOTAL                                                    2,317,884
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
WIRELESS (3.9%)
         (5)  Alamosa PCS Holdings, Inc.
               Gtd.
               0.00%, 2/15/10                       Caa1            800        124,000
              American Cellular Corp.
               Gtd.
               9.50%, 10/15/09                        B2            850        157,250
              Dobson/Sygnet
               Communications Co.
               Sr. Notes
               12.25%, 12/15/08                       B3          1,550        937,750
              IWO Holdings, Inc.
               Gtd.
               14.00%, 1/15/11                      Caa1            450        146,250
              Microcell
               Telecommunications, Inc.
               Series B, Yankee
               Sr. Discount Notes
               14.00%, 6/1/06                       Caa3          1,020         86,700
              Millicom International
               Cellular
               Yankee
               Sr. Discount Notes
               13.50%, 6/1/06                       Caa1          1,150        408,250
         (5)  Nextel Communications,
               Inc.
               Sr. Discount Notes
               0.00%, 2/15/08                         B3          2,580      1,244,850
              Nextel Partners, Inc.:
         (5)   Sr. Discount Notes
               0.00%, 2/1/09                          B3          1,250        340,625
               Sr. Notes
               11.00%, 3/15/10                        B3            400        161,000
              PTC International
               Finance B.V.
               Yankee Gtd.
               10.75%, 7/1/07                         B1            350        357,875
              PTC International
               Finance II SA
               Yankee Gtd.
               11.25%, 12/1/09                        B1            750        787,500
              Rogers Cantel, Inc.
               Yankee Sr. Secured
               Debentures
               9.375%, 6/1/08                       Baa3            350        243,250
              Rural Cellular Corp.
               Sr. Sub. Notes
               9.75%, 1/15/10                         B3          1,550        751,750
      (3)(4)  Tech Olympic USA, Inc.
               Sr. Notes
               9.00%, 7/1/10                         Ba3            500        495,000
              Telesystem International
               Wireless, Inc.
               Yankee Sr. Notes
               14.00%, 12/30/03                       Ca            110         88,550
         (5)  Tritel PCS, Inc.
               Sr. Discount Notes
               0.00%, 5/15/09                       Baa2            325        256,750

    The accompanying notes are an integral part of the financial statements.

                                                               Face
                                                Moody's       Amount          Value
                                                Ratings        (000)       (Note A-1)
---------------------------------------------------------------------------------------
         (5)  Triton PCS, Inc.
               Gtd.
               0.00%, 5/1/08                          B2   $      1,100   $    687,500
         (5)  US Unwired, Inc.
               Series B, Gtd.
               0.00%, 11/1/09                         B3          1,100        269,500
              VoiceStream Wireless
               Sr. Notes
               10.375%, 11/1/09                     Baa2            519        500,835
              Western Wireless Corp.
               Sr. Sub. Notes
               10.50%, 2/1/07                         B3            600        255,000
                                                                          ------------
              GROUP TOTAL                                                    8,300,185
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $208,469,636)                                                      168,802,306
                                                                          ------------
---------------------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATION (0.1%)
---------------------------------------------------------------------------------------
-----------------
UNITED STATES TREASURY BILL (0.1%)
              1.84%, 8/15/02
  (Cost $149,658)                                    Aaa            150        149,698
                                                                          ------------
---------------------------------------------------------------------------------------

                                                 Shares/
                                                  Units
-------------------------------------------------------------------------
-----------------
COMMON STOCKS (1.1%)
-------------------------------------------------------------------------
-----------------
BROADCAST/OUTDOOR (0.7%)
   (3)(6)  Spanish Broadcasting
            System, Inc.
            Class A                                142,800      1,372,308
                                                             ------------
-------------------------------------------------------------------------
-----------------
CONTAINERS (0.0%)
      (6)  Indesco International, Inc.              20,689         98,273
                                                             ------------
-------------------------------------------------------------------------
-----------------
FINANCE - OTHER (0.0%)
   (6)(7)  Westfed Holdings, Inc.
            Class B (acquired 9/20/88, cost
            $127)                                   16,893              0
                                                             ------------
-------------------------------------------------------------------------
-----------------
FOOD PROCESSORS/BEVERAGE/BOTTLING (0.0%)
      (6)  Aurora Foods, Inc.                       36,201         54,302
   (3)(6)  Specialty Foods Corp.                    52,500            525
                                                             ------------
           GROUP TOTAL                                             54,827
                                                             ------------
-------------------------------------------------------------------------
-----------------
INDUSTRIAL/OTHER (0.1%)
   (2)(6)  Doskocil Manufacturing Co.               18,000         63,000
   (2)(6)  First Wave Marine, Inc.                   2,105         52,625
                                                             ------------
           GROUP TOTAL                                            115,625
                                                             ------------
-------------------------------------------------------------------------
-----------------
LODGING (0.0%)
      (6)  Motels of America, Inc.                     750          3,000
                                                             ------------
-------------------------------------------------------------------------
-----------------
METALS & MINING (0.0%)
      (6)  Sheffield Steel Corp.                     8,750             88
                                                             ------------
-------------------------------------------------------------------------
                                                 Shares/        Value
                                                  Units       (Note A-1)
-------------------------------------------------------------------------
PAPER & FOREST PRODUCTS (0.1%)
   (3)(6)  Mail-Well, Inc.                          31,958   $    166,181
                                                             ------------
-------------------------------------------------------------------------
-----------------
RETAIL STORES (0.0%)
   (2)(6)  Safelite Glass Corp.
            Class B                                 12,903            645
   (2)(6)  Safelite Realty Corp.                       871              9
                                                             ------------
           GROUP TOTAL                                                654
                                                             ------------
-------------------------------------------------------------------------
SECONDARY OIL & GAS PRODUCERS (0.1%)
           Southwest Royalties, Inc.
            Class A                                 16,736        253,210
                                                             ------------
-------------------------------------------------------------------------
-----------------
TEXTILE/APPAREL/SHOE MANUFACTURING (0.1%)
      (6)  Safety Components International,
            Inc.                                    26,759        173,933
                                                             ------------
-------------------------------------------------------------------------
-----------------
WIRELESS (0.0%)
           HCI Direct, Inc.
            Class A                                 18,578        105,570
   (3)(6)  OpTel, Inc.                                 750              7
                                                             ------------
           GROUP TOTAL                                            105,577
                                                             ------------
-------------------------------------------------------------------------
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $3,032,696)                                             2,343,676
                                                             ------------
-------------------------------------------------------------------------
-----------------
PREFERRED STOCKS (0.3%)
-------------------------------------------------------------------------
-----------------
CABLE (0.0%)
      (6)  Adelphia Communications
            Corp.
            13% Cum. Exchangeable
            Series B                                 7,500         31,875
      (6)  DIVA Systems Corp.
            Series D                                56,913            569
   (6)(8)  NTL, Inc.
            13% Exchangeable, Series B                   1              2
                                                             ------------
           GROUP TOTAL                                             32,446
                                                             ------------
-------------------------------------------------------------------------
-----------------
COMPETITIVE LOCAL EXCHANGE CARRIER (0.0%)
   (6)(8)  Intermedia Communications, Inc.
            13.50% Exchangeable, Series B              480         25,200
(3)(4)(6)  WorldCom, Inc.-WorldCom Group
            7% Conv. Preferred                      59,000         29,500
                                                             ------------
           GROUP TOTAL                                             54,700
                                                             ------------
-------------------------------------------------------------------------
-----------------
FINANCE - OTHER (0.0%)
(2)(6)(7)  Westfed Holdings, Inc.
            Class A (acquired 9/20/88-6/18/93,
            cost $1,203,480)                        57,005         57,005
                                                             ------------
-------------------------------------------------------------------------
-----------------
RESTAURANTS (0.0%)
   (6)(8)  AmeriKing, Inc.
            13% Cum. Exchangeable                   39,105            391
                                                             ------------
-------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                 Shares/        Value
                                                  Units       (Note A-1)
-------------------------------------------------------------------------
SATELLITE (0.0%)
(4)(6)(8)  Earthwatch, Inc.
            8.50% Conv. Preferred                   64,085   $     17,944
                                                             ------------
-------------------------------------------------------------------------
-----------------
SERVICES - OTHER (0.0%)
      (8)  Source Media, Inc.
            13.50% Units                            93,696          4,685
                                                             ------------
-------------------------------------------------------------------------
-----------------
TRANSPORTATION/OTHER (0.0%)
      (2)  Aran Shipping & Trading SA
            8.30%                                   10,252          7,381
                                                             ------------
-------------------------------------------------------------------------
-----------------
WIRELESS (0.3%)
   (6)(8)  Rural Cellular Corp.
            11.375% Sr. Exchangeable                   383         73,727
   (6)(8)  Nextel Communications, Inc.
            11.125% Exchangeable, Series E           1,950        498,050
                                                             ------------
           GROUP TOTAL                                            571,777
                                                             ------------
-------------------------------------------------------------------------
-----------------
TOTAL PREFERRED STOCKS
  (Cost $11,138,300)                                              746,329
                                                             ------------
-------------------------------------------------------------------------
-----------------
RIGHTS (0.1%)
      (3)  Terex Corp.
            expiring 5/15/02
            (Cost $0)                                8,000         97,000
                                                             ------------
-------------------------------------------------------------------------
-----------------
WARRANTS (0.1%)
-------------------------------------------------------------------------
      (6)  Arcadia Financial Ltd.
            expiring 3/15/07                           475              5
      (6)  Australis Media Ltd.
            expiring 5/15/03                           225              2
      (6)  Carrier1 International S.A.
            expiring 2/19/09                           300              3
      (6)  Crown Packaging
            Holdings Ltd.
            expiring 11/1/03                         3,000             30
   (2)(6)  DIVA Systems Corp.:
            expiring 5/15/06                         2,315             23
            expiring 3/1/08                         11,655            117
      (6)  Dayton Superior Corp.
            expiring 6/15/09                         1,250         12,500
      (6)  Decrane Aircraft Holdings
            expiring 9/30/08                           800              8
      (6)  HF Holdings, Inc.
            expiring 9/27/09                        11,330            113
      (6)  Key Energy Services
            expiring 1/15/09                         1,500        138,750
      (6)  Loral Space & Communications
            expiring 12/27/06                        6,290          3,774
      (6)  Mikohn Gaming Corp.
            expiring 8/15/08                         3,000             60
      (6)  Mrs. Fields Holding
            expiring 12/1/05                         2,250         22,500
      (6)  PLD Telekom, Inc.
            expiring 6/1/06                          2,170             22
      (6)  Pegasus Communications Corp.
            expiring 1/1/07                            250             34
                                                 Shares/        Value
                                                  Units       (Note A-1)
-------------------------------------------------------------------------
      (6)  Pliant Corp.
            expiring 6/1/10                            747   $      7,470
   (2)(6)  Safelite Glass Corp.:
            Class A
            expiring 9/29/06                        31,622            316
            Class B
            expiring 9/29/07                        21,081            211
      (6)  Star Choice Communications, Inc.
            expiring 12/5/05                        16,212         64,035
      (6)  USN Communications, Inc.
            expiring 8/15/04                        10,650            107
   (2)(6)  Windsor Woodmont
            Black Hawk
            expiring 3/15/10                           100              0
-------------------------------------------------------------------------
-----------------
TOTAL WARRANTS
  (Cost $1,858,834)                                               250,080
                                                             ------------
-------------------------------------------------------------------------
-----------------
TOTAL DOMESTIC SECURITIES
  (Cost $224,649,124)                                         172,389,089
                                                             ------------
-------------------------------------------------------------------------

                                                    Face
                                     Moody's       Amount
                                     Ratings       (000)
--------------------------------------------------------------------------
FOREIGN SECURITIES (14.8%)
--------------------------------------------------------------------------
-----------------
CORPORATE OBLIGATIONS (3.0%)
--------------------------------------------------------------------------
-----------------
ARGENTINA (0.3%)
        Compania Internacional de
         Telecomunicaciones S.A.
         Series REGS, Notes
         10.375%, 8/1/04               N/R        ARP   235        201,512
        Hidroelectica Piedra del
         Aguila S.A.
   (4)   Collateralized
         8.25%, 6/30/09                N/R       USD $1,789        331,037
         Series I, Collateral
         Trust
         8.00%, 12/31/09               N/R        USD   150         32,553
         Series II, Collateral
         Trust
         8.25%, 6/30/09                N/R        USD   250         54,331
         Series QP, Collateral
         Trust
         8.00%, 12/31/09               N/R        USD   352         65,108
                                                              ------------
        GROUP TOTAL                                                684,541
                                                              ------------
--------------------------------------------------------------------------
DOMINICAN REPUBLIC (0.2%)
(3)(4)  Dominican Republic
         Bonds
         9.50%, 9/27/06                Ba2        USD   450        475,875
                                                              ------------
--------------------------------------------------------------------------
-----------------
MALAYSIA (1.6%)
(3)(4)  Petronas Capital Ltd.:
         Gtd.
         7.00%, 5/22/12               Baa1        USD   930        945,811
         7.875%, 5/22/22              Baa1        USD 1,000        996,387

    The accompanying notes are an integral part of the financial statements.

                                                    Face
                                     Moody's       Amount        Value
                                     Ratings       (000)       (Note A-1)
--------------------------------------------------------------------------
(3)(4)  Tenaga Nasional Berhad
         Debentures
         7.50%, 11/1/25               Baa3       USD $1,375   $  1,296,613
                                                              ------------
        GROUP TOTAL                                              3,238,811
                                                              ------------
--------------------------------------------------------------------------
-----------------
SOUTH KOREA (0.9%)
(3)(4)  Hanvit Bank
         Sub. Notes
         11.75%, 3/1/10               Baa3        USD   280        322,224
        Korea Development Bank:
         Global Notes
         5.25%, 11/16/06                A3        USD   710        728,322
         Notes
         7.125%, 4/22/04                A3        USD   115        122,048
        Export-Import Bank of
         Korea
         Global Sr. Unsub. Notes
         6.375%, 2/15/06                A3        USD   755        796,691
                                                              ------------
        GROUP TOTAL                                              1,969,285
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL CORPORATE OBLIGATIONS
  (Cost $7,167,298)                                              6,368,512
                                                              ------------
--------------------------------------------------------------------------
-----------------
GOVERNMENT OBLIGATIONS (11.8%)
--------------------------------------------------------------------------
-----------------
ARGENTINA (0.0%)
   (9)  Bocon PRO1
         Bonds
         2.67%, 4/1/07                  Ca        ARP   152          4,004
                                                              ------------
--------------------------------------------------------------------------
-----------------
CHINA (1.1%)
        People's Republic of
         China:
         Global Bonds
         7.30%, 12/15/08                A3        USD   605        677,567
         Sr. Unsubordinated
         6.80%, 5/23/11                 A3        USD 1,470      1,587,735
                                                              ------------
        GROUP TOTAL                                              2,265,302
                                                              ------------
--------------------------------------------------------------------------
-----------------
COSTA RICA (0.1%)
(3)(4)  Republic of Costa Rica
         Notes
         8.11%, 2/1/12                 Ba1        USD   290        293,625
                                                              ------------
--------------------------------------------------------------------------
-----------------
MALAYSIA (0.8%)
        Malaysia:
         Global Bonds
         8.75%, 6/1/09                Baa2        USD   145        167,826
         7.50%, 7/15/11               Baa2        USD 1,425      1,517,159
                                                              ------------
        GROUP TOTAL                                              1,684,985
                                                              ------------
--------------------------------------------------------------------------
-----------------
MEXICO (0.8%)
        United Mexican States:
         Series B, Secured
         6.25%, 12/31/19              Baa2        USD 1,015        956,409
         Series MTN, Notes
         8.50%, 2/1/06                Baa2        USD   595        635,163
                                                              ------------
        GROUP TOTAL                                              1,591,572
                                                              ------------
--------------------------------------------------------------------------
-----------------
                                                    Face
                                     Moody's       Amount        Value
                                     Ratings       (000)       (Note A-1)
--------------------------------------------------------------------------
MOROCCO (0.2%)
        Kingdom of Morocco
         Series A,
         Foreign Government Gtd.
         2.75%, 1/5/09                 Ba1        USD  $480   $    428,400
                                                              ------------
--------------------------------------------------------------------------
-----------------
PHILIPPINES (1.1%)
        Republic of Philippines:
         Global Bonds
         8.875%, 4/15/08               Ba1        USD   600        627,000
         Series B,
         Foreign Government Gtd.
         6.50%, 12/1/17                Ba1        USD   315        284,821
         Series 92-B, Debentures
         2.9375%, 12/1/09              Ba1        USD   204        187,277
         Unsubordinated
         9.375%, 12/7/06               Ba1        EUR 1,190      1,203,098
                                                              ------------
        GROUP TOTAL                                              2,302,196
                                                              ------------
--------------------------------------------------------------------------
-----------------
POLAND (1.9%)
        Republic of Poland:
         Bonds
         3.75%, 10/27/24              Baa1        USD   510        379,313
         Global Bonds
         6.25%, 7/3/12                Baa1        USD 1,800      1,785,762
         Series PDIB, Bonds
         6.00%, 10/27/14              Baa1        USD 1,534      1,543,286
         Series RSTA,
         Collateralized
         4.50%, 10/27/24              Baa1        USD   385        311,935
                                                              ------------
        GROUP TOTAL                                              4,020,296
                                                              ------------
--------------------------------------------------------------------------
-----------------
RUSSIA (3.9%)
        Ministry Finance of
         Russia:
         Series V, Debentures
         3.00%, 5/14/08                 B3        USD 3,475      2,351,313
         Series VI, Debentures
         3.00%, 5/14/06                 B1        USD 1,370      1,075,469
        Russian Federation:
         Series REGS,
         Unsubordinated
         5.00%, 3/31/30                Ba3        USD 2,650      1,851,062
(3)(4)   Unsubordinated
         8.25%, 3/31/10                Ba3        USD 1,427      1,412,426
         11.00%, 7/24/18               Ba3        USD   785        845,838
         12.75%, 6/24/28               Ba3        USD   635        765,813
                                                              ------------
        GROUP TOTAL                                              8,301,921
                                                              ------------
--------------------------------------------------------------------------
-----------------
SOUTH AFRICA (0.9%)
        Republic of South Africa
         Notes
         7.375%, 4/25/12              Baa2        USD 1,795      1,779,294
                                                              ------------
--------------------------------------------------------------------------
-----------------
SOUTH KOREA (0.2%)
        Republic of Korea
         Unsubordinated
         8.875%, 4/15/08                A3        USD   300        356,820
                                                              ------------
--------------------------------------------------------------------------
-----------------

    The accompanying notes are an integral part of the financial statements.

                                                    Face
                                     Moody's       Amount        Value
                                     Ratings       (000)       (Note A-1)
--------------------------------------------------------------------------
TURKEY (0.4%)
        Republic of Turkey
         Sr. Unsub. Notes
         11.875%, 1/15/30               B1       USD $1,070   $    916,187
                                                              ------------
--------------------------------------------------------------------------
-----------------
UKRAINE (0.1%)
        Ukraine Government
         Sr. Notes
         11.00%, 3/15/07                B2        USD   191        194,670
                                                              ------------
--------------------------------------------------------------------------
-----------------
URUGUAY (0.0%)
        Republic of Uruguay
         Global Notes
         7.625%, 1/20/12               Ba2        USD   140         82,950
                                                              ------------
--------------------------------------------------------------------------
-----------------
VENEZUELA (0.3%)
        Republic of Venezuela
         Series W-B,
         Foreign Government Gtd.
         3.00%, 3/31/20                 B2        USD 1,000        721,657
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL GOVERNMENT OBLIGATIONS
  (Cost $23,849,300)                                            24,943,879
                                                              ------------
--------------------------------------------------------------------------
-----------------
TOTAL FOREIGN SECURITIES
  (Cost $31,016,598)                                            31,312,391
                                                              ------------
--------------------------------------------------------------------------
-----------------

-------------------------------------------------------------------------
                                                     Face
                                                    Amount      Value
                                                    (000)     (Note A-1)
SHORT-TERM INVESTMENT (2.4%)
-------------------------------------------------------------------------
-----------------
TIME DEPOSIT (2.4%)
      Bank One
        1.02%, 7/1/02
        (Cost $5,136,000)                           $5,136   $  5,136,000
                                                             ------------
-------------------------------------------------------------------------
-----------------
TOTAL INVESTMENTS (98.8%)
  (Cost $260,801,722)                                         208,837,480
                                                             ------------
-------------------------------------------------------------------------
-----------------
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)
                                                                2,568,590
                                                             ------------
-------------------------------------------------------------------------
-----------------
NET ASSETS (100%)
        Applicable to 49,895,588 issued and outstanding
         $.001 par value shares (authorized 100,000,000
         shares)                                             $211,406,070
                                                             ============
=========================================================================

N/R--Not Rated
ARP--Argentine Peso
EUR--Euro
(1)  Defaulted security.
(2) Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.
(3)  144A Security. Certain conditions for public sale may exist.
(4)  Private Placement. Certain conditions for public sale may exist.
(5) Step Bond--Coupon rate is low or zero for an initial period and then increases to a higher coupon rate thereafter. Maturity date disclosed is the ultimate maturity.
(6)  Non-income producing security.
(7) Restricted as to private and public resale. Total cost of restricted securities at June 30, 2002 aggregated 1,203,607. Total market value of restricted securities owned at June 30, 2002 was 57,005 or 0.03% of net assets.
(8)  Payment-in-kind preferred stocks. Market value includes accrued dividend.
(9) Floating Rate--The interest rate changes on these instruments based upon a designated base rate. The rates shown are those in effect at June 30, 2002.

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
                                                                                     June 30, 2002
                                                                                       (unaudited)
--------------------------------------------------------------------------------------------------
ASSETS:
    Investments at Value
      (Cost $260,801,722) (Note A-1)............................................      $208,837,480
    Receivables:
      Investments Sold..........................................................         4,814,802
      Dividends and Interest (Note A-4).........................................         6,702,198
    Other Assets................................................................            41,384
--------------------------------------------------------------------------------------------------
        Total Assets............................................................       220,395,864
--------------------------------------------------------------------------------------------------
LIABILITIES:
      Investments Purchased.....................................................         8,443,239
      Unrealized Depreciation on Forward Foreign Currency Exchange Contracts
       (Note A-8)...............................................................            47,829
      Investment Advisory Fees (Note B).........................................           280,369
      Professional Fees.........................................................            74,857
      Shareholders' Reports.....................................................            71,607
      Administrative Fees (Note C)..............................................            29,856
      Custodian Fees............................................................            21,963
      Shareholder Servicing Fees................................................            17,032
      Directors' Fees...........................................................             3,042
--------------------------------------------------------------------------------------------------
        Total Liabilities.......................................................         8,989,794
--------------------------------------------------------------------------------------------------
NET ASSETS......................................................................      $211,406,070
                                                                                  ================
NET ASSETS CONSIST OF:
    Capital Shares at $.001 Par Value...........................................       $    49,896
    Capital Paid in Excess of Par Value.........................................       399,365,353
    Distribution in Excess of Net Investment Income.............................       (10,037,631)
    Accumulated Net Realized Loss on Investments................................      (125,963,453)
    Unrealized Depreciation on Investments and Foreign Currency Translations....       (52,008,095)
--------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO 49,895,588 ISSUED AND OUTSTANDING SHARES (AUTHORIZED
  100,000,000 SHARES)...........................................................      $211,406,070
                                                                                  ================
NET ASSET VALUE PER SHARE.......................................................       $      4.24
==================================================================================================

STATEMENT OF OPERATIONS
                                                                                  Six Months Ended
                                                                                     June 30, 2002
                                                                                       (unaudited)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest (Net of foreign taxes withheld of $10,105) (Note A-4)..............      $ 11,800,348
    Dividends (Note A-4)........................................................           218,565
--------------------------------------------------------------------------------------------------
      Total Income..............................................................        12,018,913
--------------------------------------------------------------------------------------------------
EXPENSES:
    Investment Advisory Fees (Note B)...........................................           566,336
    Shareholders' Reports.......................................................            80,201
    Professional Fees...........................................................            72,436
    Administrative Fees (Note C)................................................            56,631
    Custodian Fees..............................................................            50,785
    Shareholder Servicing Fees..................................................            43,328
    Directors' Fees and Expenses................................................            27,148
    Miscellaneous...............................................................             3,533
    Other.......................................................................            27,858
--------------------------------------------------------------------------------------------------
      Total Expenses............................................................           928,256
--------------------------------------------------------------------------------------------------
        Net Investment Income...................................................        11,090,657
--------------------------------------------------------------------------------------------------
REALIZED LOSS:
    Investments.................................................................       (38,156,930)
    Futures Contracts...........................................................           (67,002)
--------------------------------------------------------------------------------------------------
      Total Realized Loss.......................................................       (38,223,932)
--------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/ (DEPRECIATION) ON INVESTMENTS AND FOREIGN
  CURRENCY......................................................................        20,348,300
--------------------------------------------------------------------------------------------------
Net Realized Loss and Change in Unrealized Appreciation/(Depreciation)..........       (17,875,632)
--------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................      $ (6,784,975)
==================================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
                                                                                  Six Months Ended
                                                                                     June 30, 2002         Year Ended
                                                                                       (unaudited)  December 31,2001
---------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net Investment Income.......................................................      $ 11,090,657       $ 27,221,355
    Net Realized Loss on Investments and Futures Contracts......................       (38,223,932)       (59,992,925)
    Change in Unrealized Appreciation of Investments and Futures Contracts......        20,348,300         19,592,188
---------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............................        (6,784,975)       (13,179,382)
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
    Net Investment Income.......................................................       (18,461,368)       (31,368,657)
---------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
    Net Assets received in conjunction with Merger Agreement and Plan of
     Reorganization.............................................................                --         83,383,448
---------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease) in Net Assets.....................................       (25,246,343)        38,835,409
---------------------------------------------------------------------------------------------------------------------
NET ASSETS:
    Beginning of Period.........................................................       236,652,413        197,817,004
---------------------------------------------------------------------------------------------------------------------
    End of Period (Including distributions in excess of net investment income of
     ($10,037,631) and ($2,666,920), respectively.).............................      $211,406,070       $236,652,413
=====================================================================================================================

FINANCIAL HIGHLIGHTS
                                         Six Months
                                              Ended                           Year Ended December 31,
PER SHARE OPERATING                   JUNE 30, 2002    ---------------------------------------------------------------------
PERFORMANCE:                            (UNAUDITED)     2001(2)        2000         1999        1998        1997        1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................        $4.74          $5.70       $7.34        $7.77       $8.44       $8.12       $8.63
----------------------------------------------------------------------------------------------------------------------------
    Offering Costs.................           --             --          --           --          --          --       (0.02)
----------------------------------------------------------------------------------------------------------------------------
Investment Activities:
    Net Investment Income..........         0.22           0.61+       0.67         0.75        0.71        0.69        0.75
    Net Realized and Unrealized
     Gain (Loss) on Investments....        (0.35)         (0.85)      (1.55)       (0.46)      (0.66)       0.39        0.18
----------------------------------------------------------------------------------------------------------------------------
      Total from Investment
       Activities..................        (0.13)         (0.24)      (0.88)        0.29        0.05        1.08        0.93
----------------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income..........        (0.37)         (0.72)      (0.76)       (0.72)      (0.72)      (0.76)      (0.90)
----------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to
 Shares Issued through Rights
 Offering..........................           --             --          --           --          --          --       (0.52)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.....        $4.24          $4.74       $5.70        $7.34       $7.77       $8.44       $8.12
============================================================================================================================
PER SHARE MARKET VALUE, END OF
 PERIOD............................        $4.82          $4.98       $5.56        $6.06       $7.56       $8.75       $7.63
============================================================================================================================
TOTAL INVESMENT RETURN:
    Net Asset Value (1)............        (4.64)%        (6.04)%    (12.37)%       4.50%       0.47%      14.03%      10.59%*
    Market Value...................         3.18%          1.15%       3.55%      (11.32)%     (5.68)%     25.90%      10.05%*
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA:
============================================================================================================================
Net Assets, End of Period
 (Thousands).......................     $211,406       $236,652    $197,817     $254,857    $269,507    $291,959    $280,634
----------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets...........................         0.82%          1.07%       0.78%        0.78%       0.81%       0.84%       0.94%
Ratio of Expenses to Average Net
 Assets............................         0.82%**        1.07%       0.78%        0.78%       0.81%       0.84%       0.95%
Ratio of Net Investment Income to
 Average Net Assets................         9.79%**       11.66%      10.10%        9.90%       8.59%       8.47%       9.23%
Portfolio Turnover Rate............         29.0%          50.1%(3)     39.1%       43.5%       84.7%       97.7%       81.0%
----------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 Year Ended December 31,
PER SHARE OPERATING                  -----------------------------------------------
PERFORMANCE:                         1995SECTION        1994        1993        1992
-----------------------------------
NET ASSET VALUE, BEGINNING OF
 PERIOD............................      $8.05         $9.00       $8.42       $8.28
-----------------------------------
    Offering Costs.................         --            --          --          --
-----------------------------------
Investment Activities:
    Net Investment Income..........       0.86          0.83        0.91        0.89
    Net Realized and Unrealized
     Gain (Loss) on Investments....       0.48         (1.06)       0.57        0.08
-----------------------------------
      Total from Investment
       Activities..................       1.34         (0.23)       1.48        0.97
-----------------------------------
Distributions:
    Net Investment Income..........      (0.76)        (0.72)      (0.90)      (0.83)
-----------------------------------
Decrease in Net Asset Value due to
 Shares Issued through Rights
 Offering..........................         --            --          --          --
-----------------------------------
NET ASSET VALUE, END OF PERIOD.....      $8.63         $8.05       $9.00       $8.42
===================================
PER SHARE MARKET VALUE, END OF
 PERIOD............................      $7.88         $7.00       $8.50       $8.38
===================================
TOTAL INVESMENT RETURN:
    Net Asset Value (1)............      17.41%        (2.67)%     18.47%      11.95%
    Market Value...................      24.34%        (9.48)%     12.46%      12.09%
===================================
RATIOS AND SUPPLEMENTAL DATA:
===================================
Net Assets, End of Period
 (Thousands).......................   $210,441      $196,379    $219,355    $203,846
-----------------------------------
Ratio of Expenses to Average Net
 Assets Including Expense
 Offsets...........................       0.92%         0.83%       0.88%       0.86%
Ratio of Expenses to Average Net
 Assets............................       0.92%         0.83%       0.88%       0.86%
Ratio of Net Investment Income to
 Average Net Assets................      10.22%         9.75%      10.34%      10.38%
Portfolio Turnover Rate............       44.1%         70.6%      117.5%      115.2%
-----------------------------------

Section Credit Suisse Asset Management, LLC, formerly known as BEA
        Associates, replaced CS First Boston Investment Management as the Fund's investment adviser effective June 13, 1995.
      * Adjusted for Rights Offering.
     ** Annualized.
      + Calculated using the average share method.
    (1) Total investment return based on per share net asset value reflects the effects of change in net asset value on the performance of the Fund during each Period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value, due to differences between the market price of the stock and the net asset value of the Fund.
    (2) As required, effective January 1, 2001 the Fund has adopted provisions of AICPA Audit and Accounting Guide for Investment Companies and has begun amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease to net investment income per share by $0.004 and an increase to net realized and unrealized gains and losses per share by $0.004 and a decrease to the net ratio of net investment income to average net assets from 11.73% to 11.66%. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.
    (3) Due to the realignment of the Fund's portfolio in connection with the combination with Credit Suisse Asset Management Strategic Global Income Fund, Inc. ("CGF"), the cost of purchases of $30,040,944 and proceeds from sales of $37,801,151 have been excluded from the Portfolio Turnover calculation.
        Note: Current Year permanent book-tax differences, if any, are not included in the calculation of net investment income per share.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

------------

Credit Suisse Asset Management Income Fund, Inc. (the "Fund") was incorporated on February 11, 1987 and is registered as a diversified, closed-end investment company under the Investment Company Act of 1940. The Fund's investment objective is to seek current income through investment primarily in debt securities.

On May 14, 2001, the Fund acquired substantially all of the assets and assumed the liabilities of Credit Suisse Asset Management Strategic Global Income
Fund, Inc. ("CGF"). Pursuant to the terms of the agreement governing the acquisition, the CGF shareholders, for each share of common stock of CGF held, became entitled to receive an equivalent dollar amount of full shares of common stock of the Fund. Based on the net asset values of the Fund and CGF as of May 11, 2001 ($5.49 and $6.96, respectively), the conversion ratio was 1.2681 shares of the Fund for each share of CGF. Cash was paid in lieu of fractional shares. Net assets of the Fund and CGF as of the acquisition date were $190,522,544 and $83,383,448, including unrealized depreciation of $71,252,968 and $16,668,823, respectively. Total net assets immediately after the acquisition were $273,905,992. Based upon the opinion of Fund counsel, the acquisition qualified as a tax-free reorganization for Federal income tax purposes, with no gain or loss recognized by the Fund, CGF or their shareholders.

A. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

1. SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, matrices, yield curves and other specific adjustments. If market quotations are not readily available, securities and other assets are valued by another method that the Board of Directors believes accurately reflects fair value. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board determines that using this method would not reflect an investment's value.

   The Fund may invest up to 10% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") (excludes 144A securities). These securities are valued pursuant to the valuation procedures noted above.

2. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: Money market instruments may be purchased from banks and non-bank dealers subject to the seller's agreement to repurchase them at an agreed upon date and price. Collateral for repurchase agreements may have longer maturities than the maximum permissible remaining maturity of portfolio investments. The seller will be required on a daily basis to maintain the value of the securities subject to the agreement at not less than the repurchase price. The agreements are conditional upon the collateral being deposited under the Federal Reserve book-entry system or held in a separate account by the Fund's custodian or an authorized securities depository. If the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. As of June 30, 2002, the Fund had no such agreements.

4. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Discount or premium on mortgage backed securities is recognized upon receipt of principal payments on the underlying mortgage pools. Dividend income is recorded on the ex-dividend date.

5. DELAYED DELIVERY COMMITMENTS: The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

6. DIVIDENDS AND DISTRIBUTIONS: The Fund pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains in excess of applicable capital losses, including capital loss carryforward. Dividends and distributions are recorded on the ex-dividend date.

   Income distributions and capital gains distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are principally due to timing of the recognition of defaulted bond interest.

   Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and paid in capital. Distributions in the Statement of Changes in Net Assets are considered ordinary income for tax purposes.

7. FUTURES CONTRACTS: The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to make a deposit of initial margin with its broker in a segregated account. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a futures contract. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. At June 30, 2002, the Fund had no open futures contracts.

8. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   The Fund had the following outstanding forward foreign currency exchange contract at June 30, 2002.

  FORWARD FOREIGN                                             VALUE AT
  CURRENCY EXCHANGE                              SETTLEMENT  SETTLEMENT   6/30/02     UNREALIZED
  CONTRACTS                                         DATE        DATE       VALUE     DEPRECIATION
  ---------------------------------------------  ----------  ----------  ----------  ------------
  Sale Contract:
  Euro (E1,188,000)                                7/15/02   $1,123,123  $1,170,952     $(47,829)

9. CHANGE IN ACCOUNTING PRINCIPLE: As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001 the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $500,101 reduction in the cost of the securities, $500,101 increase in net unrealized appreciation, and a corresponding $500,101 decrease to undistributed net investment income, based on securities held by the Fund on January 1, 2001.

B. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES: Credit Suisse Asset Management, LLC, the Fund's investment adviser, is an indirect wholly owned subsidiary of Credit Suisse Group ("CSG"). Credit Suisse Asset Management ("CSAM") is the institutional asset-management and mutual fund arm of CSG. As of June 30, 2002, CSAM managed over $66 billion in the U.S. and, together with its global affiliates, manages assets of over $313 billion in 14 countries. Credit Suisse Funds is the U.S. mutual fund family of CSAM. Under the Advisory Agreement, the adviser is paid a fee, computed weekly and paid quarterly, calculated at 0.50% of the lower of the weekly stock price (market value) of the Fund's outstanding shares or its average weekly net assets, effective as of the CGF acquisition on May 14, 2001. Prior thereto, the fee was based solely on average weekly net assets.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial printing services. For the six months ended June 30, 2002, Merrill was paid $31,075 for its services to the Fund.

C. Brown Brothers Harriman & Co. ("BBH&Co."), provides administrative and custodial services to the Fund. Under the Administration and Custody Agreements, BBH&Co. is paid a fee based on average net assets.

Fleet National Bank provides transfer agent services to the Fund. Under the Transfer Agent Agreement, Fleet National

Bank is paid a fee based on the number of accounts in the Fund per year. In addition, the Fund is charged certain out-of-pocket expenses by Fleet National Bank.

D. Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $63,151,167 and $70,791,110 respectively, for the six months ended June 30, 2002. Purchases and sales of U.S. government and government agency securities aggregated $148,620 and $150,000 respectively, for the six months ended June 30, 2002.

E. At June 30, 2002, the cost of investments for Federal income tax purposes was $260,801,722. Accordingly, net unrealized depreciation for Federal income tax purposes aggregated $51,964,242, of which $10,142,315 related to appreciated securities and $62,106,557 related to depreciated securities.

At December 31, 2001, the Fund had a capital loss carryforward of $68,033,678 available to offset future capital gains, of which $2,261,380, $3,565,110, $9,512,339, $2,335,946, and $50,358,903 will expire on December 31, 2003, 2006,
2007, 2008 and 2009, respectively.

F. At June 30, 2002, 83.7% of the Fund's net assets were comprised of high yield fixed income securities. The financial condition of the issuers of the securities and general economic conditions may affect the issuers' ability to make payments of income and principal, as well as the market value of the securities. Such investments may also be less liquid and more volatile than investments in higher rated fixed income securities.

At June 30, 2002, 14.8% of the Fund's net assets were comprised of foreign denominated fixed income securities. Investments in foreign securities may be exposed to risks not typically associated with investments in the United States. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

G. The Fund's Board of Directors has approved a share repurchase program authorizing the Fund from time to time to make open-market purchases on the New York Stock Exchange of up to 10 percent of the Fund's shares outstanding as of December 11, 1990. There were no repurchases of shares during the six months ended June 30, 2002.

H. The Fund issued to its shareholders of record as of the close of business on September 27, 1996 transferable Rights to subscribe for up to an aggregate of 10,160,570 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $7.15 per share. During October 1996, the Fund issued a total of 10,160,570 shares of Common Stock on exercise of such Rights. Rights' offering costs of $550,000 were charged directly against the proceeds of the offering.

I. Through June 18, 2002, the Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participated in a $200 million committed, unsecured line of credit facility ("Prior Credit Facility") with Deutsche Bank, A.G. as administrative agent, State Street Bank and Trust Company as operations agent, BNP Paribas as syndication agent and certain other lenders for temporary or emergency purposes. Under the terms of the Prior Credit Facility, the Participating Funds paid an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Prior Credit Facility, which is allocated among the Participating Funds in such a manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds paid interest on borrowings at the Federal Funds rate plus 0.50%.

Effective June 19, 2002, the Participating Funds, together with additional funds advised by CSAM (collectively with the Participating Funds, the "New Participating Funds"), established a new $150 million committed, unsecured, line of credit facility ( the "New Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for the same purposes as the Prior Credit Facility. Terms of the New Credit Facility remain the same as the Prior Credit Facility. The commitment fee rate and interest paid is unchanged.

At June 30, 2002 and during the six months ended June 30, 2002, the Fund had no borrowings under either credit facility.

DESCRIPTION OF INVESTLINK-SM- PROGRAM

---------

The InvestLink-SM- Program is sponsored and administered by Fleet National Bank, not by Credit Suisse Asset Management Income Fund, Inc., (the "Fund"). Fleet National Bank will act as program administrator (the "Program Administrator") of the InvestLink-SM- Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

   An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

   A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

   The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

   The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

   Fleet National Bank, as Program Administrator administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

   If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

   Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

   A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

   Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts.

Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

   All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

   A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

   The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

   The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgement and research.

   While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

   Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--
(888) 697-8026. Current Shareholders--(800) 730-6001. All correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink Program, P.O. 43010, Providence, RI 02940-3010.

SUPPLEMENTAL PROXY INFORMATION

---------

The Annual Meeting of Shareholders was held on Thursday, April 25, 2002 at the offices of Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL                                                 VOTES FOR   VOTES WITHHELD
--------                                                 ----------  --------------
1.        Election of Directors of the Fund:
          Class I:
          James S. Pasman, Jr.                           42,070,883      901,164
          William W. Priest, Jr.                         42,046,611      925,436

In addition to the Directors re-elected at the meeting, Lawrence J. Fox and Enrique R. Arzac continue to serve as Directors of the Fund.

Effective February 22, 2002, James P. McCaughan resigned as Director and Chairman of the Board of Directors. Effective May 13, 2002, Laurence R. Smith was elected as Director and Chairman of the Board of Directors.

PRIVACY POLICY NOTICE (UNAUDITED)

---------

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

   In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

   We may collect nonpublic information about you from the following sources:

    - Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

    - Information about your transactions with us, our affiliates, or others.

   We do not disclose any nonpublic personal information about our customers or former customers to anyone, except with your consent or as otherwise permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

   We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

   NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS DATED AS OF MARCH 29, 2002 AND IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

    4946-SAR-02